Exhibit 10.5
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-MISC-2601694
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters
References:
(1)Aircraft General Terms Agreement dated as of July 12, 2012 between Boeing and United Continental Holdings, Inc. identified as UCH-AGTA (AGTA#1);
(2)Aircraft General Terms Agreement dated as of October 10, 1997 between the parties identified as AGTA-CAL (AGTA#2) (References (1) and (2), inclusive, are referred to collectively herein as the AGTA);
(3)Purchase Agreement No. 04815 between the parties relating to Model 787 aircraft (787 Purchase Agreement), including Letter Agreement UAL-PA-04815-LA-1802895R7 entitled “*** Matters” (787 PDP Letter);
(4)Purchase Agreement No. 03776 between the parties relating to Model 737 aircraft (737 Purchase Agreement #1), including Letter Agreement UAL-PA-03776-LA-1207637R4 entitled “*** Matters” (737 PDP Letter #1);
(5)Purchase Agreement No. 04761 between the parties relating to Model 737 aircraft (737 Purchase Agreement #2), including Letter Agreement UAL-PA-04761-LA-1801463R5 entitled “*** Matters” (737 PDP Letter #2), (References to 737 PDP Letter #1 and 737 PDP Letter #2 are referred to collectively as 737 PDP ***).
This agreement (Agreement) is between United Airlines, Inc. (Customer) and The Boeing Company (Boeing) and specifies terms regarding the *** under the terms of the 787 Purchase Agreement, the 737 Purchase Agreement #1 and the 737 Purchase Agreement #2 (collectively, the Purchase Agreements or Purchase Agreement as the context requires). All terms used but not defined in this Agreement shall have the same meaning as in the applicable Purchase Agreement or AGTA, as the context requires.
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.***.
    ***

2.Assignment. The rights and obligations contained in this Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
3.Confidentiality. Customer and Boeing understand that certain commercial and financial information contained in this Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890; Letter Agreement No. UAL-PA-03776-LA-1208234 included in 737 Purchase Agreement #1; Letter Agreement No. UAL-PA-04761-LA-1801470 included in 737 Purchase Agreement #2, as applicable.
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

IN WITNESS WHEREOF, the Parties have signed this Agreement by their respective duly authorized representatives.

ACCEPTED AND AGREED TO this

Date:	March 27, 2026

UNITED AIRLINES, INC.
/s/ John Gebo
By:	John Gebo

Its:	SVP Treasury, Fleet & Fuel

THE BOEING COMPANY
/s/ Irma L. Krueger
By:	Irma L. Krueger

Its:	Attorney-in-Fact

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BOEING/UNITED AIRLINES, INC. PROPRIETARY